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                                                                  EXHIBIT 10.50

                          [VIRTUAL COLOUR CC LETTERHEAD]


AGREEMENT

Between

VIRTUAL COLOUR CC
VIRTUAL PRINTING CC
VIRTUAL PROPERTIES CC
VIRTUAL SUPPORT CC
"Seller"

And

COLORSMART.COM INC.
"Purchaser"

          REINSTATEMENT OF SALE OF BUSINESS AGREEMENT

          The parties agree that the Sale of Business Agreement is hereby reinstated with full force and effect from date of signature hereof save that, and subject to, the terms of this agreement which hereby amend, where applicable, the Sale of Business Agreement.


          CHANGE OF EFFECTIVE DATE AND IMPLEMENTATION DATE

          The definition of "effective date" is now amended to read "means the close of business on 15 May 2000".



          SIGNED on behalf of Virtual Colour Group CC at Cape Town on the 28th of March 2000.


          for: Virtual Colour Group



          /s/ [ILLEGIBLE]
          -----------------------------------------------
          Member, who warrants that he is duly authorised